UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2013

PINNACLE ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13641	95-3667491
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3980 Howard Hughes Parkway, Las Vegas, Nevada	89169
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (702) 541-7777

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Explanatory Note

This Amendment No. 2 on Form 8-K/A (the “Amendment No. 2”) amends and supplements the Current Report on Form 8-K of Pinnacle Entertainment, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on August 15, 2013 (the “Initial Form 8-K”) as amended by the Amendment No. 1 on Form 8-K/A filed on October 29, 2013 (the “Initial Form 8-K/A”). The Initial Form 8-K reported under Item 2.01 that the Company had completed the acquisition (the “Acquisition”) of Ameristar Casinos, Inc. (“Ameristar”) on August 13, 2013.

The Acquisition was completed pursuant to an Agreement and Plan of Merger (as amended, the “Merger Agreement”) entered into on December 20, 2012, by and among the Company, PNK Holdings, Inc., PNK Development 32, Inc., and Ameristar.

The Initial Form 8-K/A incorporated by reference as exhibits the historical audited consolidated financial statements of Ameristar from Ameristar’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed with the SEC on February 28, 2013 and the historical unaudited condensed consolidated financial statements of Ameristar from Ameristar’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2013, filed with the SEC on August 7, 2013. This Amendment No. 2 is being filed solely to attach such historical financial statements as exhibits to the Initial Form 8-K/A. This Amendment No. 2 makes no other changes to the Initial Form 8-K or the Initial Form 8-K/A and the consolidated financial statements of Ameristar filed herewith as exhibits are in the same form as originally filed in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2013. The information previously reported in or filed with the Initial Form 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated balance sheets of Ameristar as of December 31, 2012 and 2011, the audited consolidated statements of income, comprehensive income, stockholders’ (deficit) equity, and cash flows for each of the years ended December 31, 2012, 2011, and 2010 and the notes related thereto, are attached hereto as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

Additionally, the unaudited condensed consolidated balance sheet of Ameristar as of June 30, 2013, and the unaudited condensed consolidated statements of income, comprehensive income and cash flows for the three months and six months ended June 30, 2013 and 2012 and the notes related thereto, are attached hereto as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of June 30, 2013, the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2012 and the six months ended June 30, 2013, and the notes thereto, reflecting the Acquisition, were filed as Exhibit 99.3 to the Initial Form 8-K/A.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP, as independent registered public firm for Ameristar Casinos, Inc.

99.1	Audited consolidated balance sheets of Ameristar Casinos, Inc. as of December 31, 2012 and 2011 and the audited consolidated statements of income, comprehensive income, stockholders’ (deficit) equity, and cash flows for each of the years ended December 31, 2012, 2011, and 2010, and the notes thereto.

99.2	Unaudited condensed consolidated balance sheet of Ameristar Casinos, Inc. as of June 30, 2013 and the unaudited condensed consolidated statements of income, comprehensive income, and cash flows for the three months and six months ended June 30, 2013 and 2012, and the notes thereto.

99.3*	Unaudited pro forma condensed combined balance sheet as of June 30, 2013, the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2012 and the six months ended June 30, 2013, and the notes thereto, reflecting the Acquisition.

*	Filed with the Company’s Current Report on Form 8-K/A on October 29, 2013. (SEC File No. 001-13641)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC. (Registrant)

Date: March 19, 2014	By:	/s/ Elliot D. Hoops
Elliot D. Hoops
Vice President and Legal Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP, as independent registered public firm for Ameristar Casinos, Inc.

99.1	Audited consolidated balance sheets of Ameristar Casinos, Inc. as of December 31, 2012 and 2011 and the audited consolidated statements of income, comprehensive income, stockholders’ (deficit) equity, and cash flows for each of the years ended December 31, 2012, 2011, and 2010, and the notes thereto.

99.2	Unaudited condensed consolidated balance sheet of Ameristar Casinos, Inc. as of June 30, 2013 and the unaudited condensed consolidated statements of income, comprehensive income, and cash flows for the three months and six months ended June 30, 2013 and 2012, and the notes thereto.

99.3*	Unaudited pro forma condensed combined balance sheet as of June 30, 2013, the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2012 and the six months ended June 30, 2013, and the notes thereto, reflecting the Acquisition.

*	Filed with the Company’s Current Report on Form 8-K/A on October 29, 2013. (SEC File No. 001-13641)